Execution Copy

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of May 31, 2006, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), Countrywide Home Loans, Inc. (“Countrywide”), and Countrywide Home Loans Servicing LP (the “Servicer”) and acknowledged by U.S. Bank National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Acquisition Trust 2006-CW1 (the “Trust”) and JPMorgan Chase Bank, National Association, as securities administrator (the “Securities Administrator”) of the Trust.

RECITALS

WHEREAS JPMorgan Acquisition and Countrywide have entered into a certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of March 1, 2006 (the “Agreement”), pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the Agreement and Countrywide has agreed to service such Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”); and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and Countrywide and the Servicer hereby acknowledge the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and Countrywide and the Servicer hereby acknowledge the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisitions’ acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, both JPMorgan Acquisition and Countrywide shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and the Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of Countrywide, the Servicer the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments and waivers under the Agreement.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 8.14 and 8.17, respectively, of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights or obligations under the Agreement with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of Countrywide or JPMorgan Acquisition other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)

Countrywide hereby restates, as of the Closing Date (as defined in the Pooling Agreement), the representations and warranties contained in Section 3.01 of the Agreement (except with respect to Section 3.01 (k)), to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

4.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

6.

Notices

Any notices or other communications permitted or required under the Agreement to be made to the Depositor and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the parties hereto as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 6th Floor

New York, New York 10017

Telephone: (212) 834 5440

Facsimile (212) 834 6671

Attention: Tom Roh

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Mortgage Acquisition Trust 2006-CW1

In the case of the Trustee:

U.S. Bank National Association

209 LaSalle Street, 3rd Floor

Chicago, Illinois 60604-1219

Attention:  J.P. Morgan Mortgage Acquisition Trust 2006-CW1

In the case of the Securities Administrator:

JPMorgan Chase Bank, National Association

4 New York Plaza, 6th Floor

New York, New York 10004

Attention:

Worldwide Securities Services/Structured Finance

Services-JPMAC 2006-CW1

In the case of Countrywide:

Countrywide Home Loans, Inc.

4500 Park Granada

Calabasas, California 91302

Attention:  Darren Bigby, Executive Vice President

In the case of the Servicer:

Countrywide Home Loans Servicing LP

400 Countrywide Way

Simi Valley, California 93065

Attention:  John Lindberg, Rachel Meza, Eric Varnen and Yuan Li

or to such other address as may hereafter be furnished by a party to the other parties in accordance with the provisions of this Agreement.

7.

Servicing Provisions

The parties to the Agreement hereby agree to amend the Agreement as follows:

a)

A new definition of “Affiliate” is hereby added to Section 1 immediately following the definition of “Agency” to read as follows:

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

b)

The definition of “Business Day” in Section 1 is hereby amended in its entirety to read as follows:

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the City of New York, New York, the States of California, Texas and Minnesota or the city in which the Corporate Trust Office of the Trustee or Securities Administrator is located are authorized or obligated by law or executive order to be closed.

c)

The definition of “Custodian” in Section 1 is hereby amended in its entirety to read as follows:

Custodian:  A custodian that is appointed pursuant to a Custodial Agreement.  The initial Custodian shall be J.P. Morgan Trust Company, N.A.

d)

A new definition of “Distribution Date” is hereby added to Section 1 immediately following the definition of “Directly Operate” to read as follows:

Distribution Date:  The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in June 2006.

e)

The definition of “Mortgage Interest Rate” in Section 1 is hereby amended by adding the phrase “net of any Relief Act Reduction” to the end of such definition.

f)

A new definition of “Independent” is hereby added to Section 1 immediately following the definition of “HUD” to read as follows:

Independent: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, Countrywide and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, Countrywide or any Affiliate thereof, and (c) is not connected with the Depositor, Countrywide or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, Countrywide or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor or Countrywide or any Affiliate thereof, as the case may be.

g)

A new definition of “Offered Certificates” is hereby added to Section 1 immediately following the definition of “Mortgagor” to read as follows:

Offered Certificates:  The Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class A- 5, Class M-1, Class M- 2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 certificates issued under the Pooling Agreement.

h)

The definition of “Opinion of Counsel” in Section 1 is hereby amended in its entirety to read as follows:

Opinion of Counsel:  A written opinion of counsel, who may be without limitation, an employee of Countrywide or the Depositor, that is reasonably acceptable to the Trustee and the Securities Administrator provided that any Opinion of Counsel relating to (a) qualification of the any REMIC or (b) compliance with the REMIC Provisions, must be an opinion of and Independent counsel.

h)

A new definition of “Pooling Agreement” is hereby added to Section 1 immediately following the definition of “Person” to read as follows:

Pooling Agreement:  The pooling agreement, dated as of May 1, 2006, by and among J.P. Morgan Acceptance Corporation I, the Purchaser, JPMorgan Chase Bank, National Association and U.S. Bank National Association.

i)

The definition of “Rating Agency” is amended and restated to read as follows:

Rating Agency: S&P, Moody’s and Fitch or their successors.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, written notice of which designation shall be given to the Trustee, the Securities Administrator and Countrywide.

j)

A new definition of “Relief Act Reduction” is hereby added to Section 1 immediately following the definition of “Regulation AB” to read as follows:

Relief Act Reduction:  With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

k)

A new definition of “REMIC” is hereby added to Section 1 immediately following the definition of “Regulation AB” to read as follows:

REMIC: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

l)

A new definition of “REMIC Provisions” is hereby added to Section 1 immediately following the definition of “REMIC” to read as follows:

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

m)

The definition of “Remittance Date” is amended and restated to read as follows:

Remittance Date:  With respect to any Distribution Date, the Business Day preceding such Distribution Date.

n)

A new definition of “Securities Administrator” is added to Section 1 immediately following the definition of “Second Lien Mortgage Loan” to read as follows:

Securities Administrator:  JPMorgan Chase Bank, National Association.

o)

Subsection 3.03 (Remedies for Breach of Representations and Warranties) is hereby amended as follows:

(i)

by replacing the words “the Purchaser” at the beginning of the second line of paragraph (d) with “the Trustee on behalf of the Trust Fund”;

(ii)

by replacing each of the references to “the Purchaser” in paragraph (f) of Section 3.03 with “the Trustee on behalf of the Trust Fund”;

(iii)

by adding the following full paragraph to the end of Section 3.03:

Upon discovery of a breach of representation (bb) that materially and adversely affects the right of the Purchaser to any Prepayment Penalty, the party discovering the breach shall give prompt written notice to the other parties. Within 90 days of the earlier of discovery by Countrywide or receipt of notice by Countrywide of breach, Countrywide shall cure the breach in all material respects or shall pay into the Custodial Account the amount of the Prepayment Penalty that would otherwise be due from the Mortgagor, less any amount representing such Prepayment Penalty previously collected and paid by Countrywide into the Custodial Account.

p)

Subsection 3.08 titled (Credit Reporting) is added to read as follows:

SECTION 3.08. Credit Reporting  Countrywide will fully furnish in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

q)

Subsection 4.01 (Countrywide to Act as Servicer) is hereby amended:

(i)

 by adding the following paragraph after the second paragraph:

Notwithstanding anything in this Agreement to the contrary, Countrywide will not waive any Prepayment Penalty or part of a Prepayment Penalty unless such Prepayment Penalty (a) is a Prepayment Penalty in connection with a Mortgage Loan that is related to a default or an imminent default, (b) is a Prepayment Penalty, the collection of which would be considered “predatory” pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters or (c) is a Prepayment Penalty, the collection of which would violate applicable federal, state or local law.  Notwithstanding the previous sentence, if Countrywide determines that any Prepayment Penalty is not legally enforceable under the circumstances in which the related Principal Prepayment occurs, then Countrywide shall not be required to attempt to collect the applicable Prepayment Penalty, and shall have no liability or obligation with respect to such Prepayment Penalty.

(ii)

by adding the following paragraph after the last paragraph:

In the event that a Mortgage Loan is substituted, added or deleted pursuant to this Agreement or the Pooling agreement, Countrywide shall provide the Trustee and the Securities Administrator with a list, in an electronic format, of such substituted, added or deleted mortgage loan.

r)

Subsection 4.03 (Realization Upon Defaulted Mortgage Loan) is hereby amended by replacing the words “the Purchaser” at the end of the first sentence of paragraph (a) with “the Trustee on behalf of the Trust Fund”.

s)

Subsection 4.04 (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

(i)

by adding the words “, entitled ‘Countrywide Home Loans Servicing LP in trust for the Trustee on behalf of the JPMAC 2006-CW1 Trust” at the end of the first sentence of the first paragraph;

(ii)

by deleting the “and” at the end of clause (i), by deleting the period at the end of clause (j) and replacing it with “; and” and by adding a new clause (k) after the end of clause (j) to read as follows:

(k)

all Prepayment Penalties in respect of those Mortgage Loans listed on Exhibit Six hereto.

(iii)

by deleting the “, prepayment penalties” in the second sentence of the last paragraph.

t)

Subsection 4.05 (Permitted Withdrawals From the Custodial Account) is hereby amended by replacing the word “Purchaser’” in the last sentence of the section with “Securities Administrator on behalf of the Trust Fund”.

u)

Subsection 4.06 (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended by adding the words “, entitled ‘Countrywide Home Loans Servicing LP in trust for the Trustee on behalf of the JPMAC 2006-CW1 Trust’” at the end of the first sentence of the first paragraph.

v)

Subsection 4.11 ([Reserved]) is hereby amended by deleting the word “[Reserved]” and replacing it with the following;

Superior Liens.

(a)

In the event that Countrywide has reasonable cause to believe that either a senior or junior lien is in default, Countrywide shall attempt to determine the status of the related senior lien.

(b)

If Countrywide discovers, upon investigation of the status of the senior lien pursuant to the previous paragraph, that any superior lienholder has accelerated or intends to accelerate the obligations secured by the first lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the related Mortgaged Property sold or foreclosed, Countrywide shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Trust in accordance with accepted servicing practices, including advancing an amount that is greater than the then outstanding principal balance of the related second lien Mortgage Loan. Notwithstanding anything to the contrary set forth herein, Countrywide shall not be required to make any Servicing Advance (including those contemplated in this Subsection 4.11) if it determines in its reasonable good faith judgment that such Servicing Advance would not be recoverable pursuant to the Agreement.

w)

Subsection 4.17 (Satisfaction of Mortgages and Release of Collateral Files) is hereby amended:

(i)

by replacing the entire first paragraph with the following:

Upon the payment in full of any Mortgage Loan, or the receipt by Countrywide of a notification that payment in full will be escrowed in a manner customary for such purposes, Countrywide shall immediately notify the Custodian.  Such notice shall include a statement to the effect that all amounts received or to be received in connection with such payment, which are required to be deposited in the Custodial Account pursuant to Section 4.04, have been or will be so deposited and shall request delivery to it of the portion of the Collateral File held by or on behalf of the Purchaser.  Upon receipt of such notice and request, the Custodian, or its designee, shall within five (5) Business Days release or cause to be released to Countrywide the related Collateral Documents and Countrywide shall prepare and process any satisfaction or release.  In the event that the Custodian fails to release or cause to be released to Countrywide the related Collateral Documents within five (5) Business Days of Countrywide’s request therefor, the Purchaser shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide from such failure.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

x)

Subsection 4.18 (Servicing Compensation) is hereby amended by deleting the “, Prepayment Penalties” in the second sentence.

y)

A new Subsection 4.20 (REMIC-related Covenants) is hereby amended by as follows:

Countrywide acknowledges that the Mortgage Loans will be part of a REMIC, and will service the Mortgage Loans in accordance with the Agreement, as modified by this Assignment, but in no event in a manner that, under the REMIC Provisions, would cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust or any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless each of the Trustee and the Securities Administrator has received an Opinion of Counsel (at the expense of Countrywide reimbursable from funds in the Custodial Account) to the effect that the contemplated action will not cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

z)

Subsection 5.01 (Distributions) is hereby amended as follows by adding the following paragraph after the second paragraph as follows:

Each remittance pursuant to this Section 5.01 shall be made to the following account:

JPMorgan Chase Bank, N.A.

ABA 021000021

Acct No. 507947541

ACCT Name: Incoming Wire-NYSF

FFC:  10500506.1

Ref: JPMAC 2006-CW1.

aa)

Subsection 5.02 (Monthly Reports) is hereby amended:

(i)

by replacing the words “fifth (5th) Business Day” in the first sentence of  paragraph (a) of the section with “18th day of each calendar month (or, if such 18th day is not a Business Day, then on the next succeeding Business Day”;

(ii)

by replacing each instance of the word “Purchaser” in paragraph (a) of the section with “Securities Administrator on behalf of the Trust Fund”;

(iii)

 by replacing the second and third instances of the word “Purchaser” in the first sentence of paragraph (b) of the section with “Securities Administrator on behalf of the Trust Fund”;

(iv)

by replacing each instance of the word “Purchaser” in the second sentence of paragraph (b) of the section with “Securities Administrator on behalf of the Trust Fund”;

(v)

by replacing the entire third sentence of paragraph (b) of the section with:

Countrywide shall also provide the Securities Administrator with such information concerning the Mortgage Loans as is necessary for the Securities Administrator to prepare the federal income tax returns for the Trust Fund or any filings necessary for any REMICs created pursuant to the Pooling Agreement and as the Securities Administrator may reasonably request from time to time.

(vi)

by replacing each instance of the word “Purchaser” in the fourth sentence of paragraph (b) of the section with “Securities Administrator on behalf of the Trust Fund”

bb)

Subsection 5.04 (Annual Statement as to Compliance) is hereby amended by replacing the words “the Purchaser or its” at the beginning of the first sentence with “each of the Depositor and the Securities Administrator or their respective”.

cc)

Subsection 5.05 (Annual Independent Certified Public Accountant’s Servicing Report) is hereby amended by replacing the words “the Purchaser” at the beginning of the first sentence of paragraph (a) with “each of the Depositor and the Securities Administrator or their respective.”

dd)

Subsection 5.06 (Purchaser’s Access to Countrywide’s Records) is hereby amended:

(i)

by replacing the words “The Purchaser” at the beginning of the first sentence with “The Depositor, the Securities Administrator and the Trustee”.

(ii)

by adding the following first sentence:

The Depositor, the Securities Administrator and the Trustee, shall each comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, and all applicable regulations promulgated thereunder.

ee)

Subsection 5.07 (Assessment of Servicing Compliance) is hereby amended by replacing the words “the Purchaser or its” at the beginning of the first sentence with “each of the Depositor and the Securities Administrator or their respective”.

ff)

Subsection 5.09 (Additional Monthly reporting Requirements) is hereby amended:

(i)

by replacing the words “Master Servicer” at the beginning of the first sentence of paragraph (a) with “Securities Administrator”; and

(ii)

by replacing the words “Master Servicer” in the first sentence of paragraph (c) with “Securities Administrator.”

gg)

Subsection 5.10 (Additional Information) is hereby amended by replacing the words “Master Servicer” with “Securities Administrator.”

hh)

Subsection 6.01 (Indemnification by Countrywide) is hereby amended:

(i)

by replacing each of the references to “the Purchaser” in the first sentence with “the Trust Fund, the Securities Administrator or the Trustee for any actions taken on behalf of the Trust Fund”;

(ii)

by replacing the first reference to “the Purchaser” in the second sentence with “the Trust Fund”;

(iii)

by replacing the second reference to “the Purchaser” in the second sentence with “the Trustee, on behalf of the Trust Fund”;

(iv)

by replacing the words to “the Purchaser to perform its obligations hereunder,” in the second sentence with “the Securities Administrator or the Trustee, on behalf of the Trust Fund, to perform their respective obligations under the Pooling Agreement or hereunder”; and

(v)

by adding the following two sentences at the end of the first paragraph:

“The provisions of this paragraph shall survive the termination of this Agreement, the resignation or removal of the Trustee or the Securities Administrator and the payment of the outstanding Certificates (as defined in the Pooling Agreement).  Any payment hereunder made by Countrywide to the Trustee or the Securities Administrator for any actions taken on behalf of the Trust Fund shall be from Countrywide’s own funds, without reimbursement from the Trust Fund.”

ii)

Subsection 6.02 (Third Party Claims) is hereby amended by replacing each of the references to “the Purchaser” with “the Trustee, on behalf of the Trust Fund.”

jj)

Subsection 6.05 (No Transfer of Servicing) is hereby amended:

(i)

by replacing the words “prior written approval of the Purchaser” with “the prior written consent of the Trustee, which consent shall not be unreasonably withheld” in the second sentence of the first paragraph; and

(ii)

by replacing the each instance of  the words “the Purchaser” in the second paragraph with “the Trustee on behalf of the Trust Fund.”

kk)

Subsection 7.01 (Termination Due to an Event of Default) is hereby amended as follows:

(i)

by amending and restating clause (i) of Section 7.01 to read as follows :

(i) any failure of Countrywide to remit to the account specified in Section 5.01 any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been received by Countrywide from the Depositor, the Securities Administrator or the Trustee, or received by Countrywide, the Depositor, the Securities Administrator and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(ii)

by replacing the words “Purchaser; or” at the end of paragraph (ii) with “Depositor, the Securities Administrator or the Trustee, or received by Countrywide, the Depositor, the Securities Administrator and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights;

(iii)

by replacing each reference to “the Purchaser” with “the Trustee;”

(iv)

by adding the words “except as set forth in this clause (vi) of this Subsection 7.01,” at the beginning of clause (ii); and

(v)

by adding the following paragraph after the last paragraph of Subsection 7.01(a):

The Trustee shall be entitled to be reimbursed by Countrywide for an Event of Default by Countrywide (or by the Trust Fund if Countrywide is unable to fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from Countrywide to the successor servicer, including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

ll)

Section 7.02 (Termination by Other Means) is hereby deleted in its entirety and replaced by the following:

Section 7.02  Termination by Other Means: The respective obligations and responsibilities of Countrywide shall terminate upon the: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (ii) if Countrywide resigns in accordance with Section 6.05.

mm)

A new Subsection 8.20 (Amendment) is hereby added to read as follows:

SECTION 8.20.  Amendment.  This Agreement may be amended only by written agreement signed by Countrywide and the Trustee.  The party requesting such amendment shall, at its own expense, provide JPMorgan Acceptance Corp. I, the Securities Administrator and the Trustee with either (A) an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) Countrywide has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Serviced Mortgage Loans or (B) a letter from each Rating Agency confirming the then-current ratings of the Offered Certificates; provided, however, that no amendment to Sections 4.01, 4.05, 4.20, 5.01, 5.02, 5.04, 5.05, 5.06, 5.07, 5.09, 5.10, 6.01, 7.01, 8.20, 8.21, 8.22 and 8.23 nor any amendment that would materially affect the aforementioned Sections shall be permitted with out the prior written consent, which consent shall not be unreasonably withheld, of the Securities Administrator.

nn)

A new Subsection 8.21 (Intended Third Party Beneficiaries) is hereby added to read as follows:

SECTION 8.21.  Intended Third Party Beneficiaries.  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Securities Administrator receives the benefit of the provisions in Sections 4.01, 4.05, 4.20, 5.01, 5.02, 5.04, 5.05, 5.06, 5.07, 5.09, 5.10, 6.01, 7.01, 8.20, 8.21, 8.22 and 8.23 of this Agreement as an intended third-party beneficiary of this Agreement to the extent of such provisions.  Countrywide shall have the same obligations to the Securities Administrator as if the Securities Administrator was a party to this Agreement, and the Securities Administrator shall have the same rights and remedies to enforce the provisions in Sections 4.01, 4.05, 4.20, 5.01, 5.02, 5.04, 5.05, 5.06, 5.07, 5.09, 5.10, 6.01, 7.01, 8.20, 8.21, 8.22 and 8.23 of this Agreement as if it was a party to this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Securities Administrator hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust pursuant to the Pooling Agreement.

oo)

A new Subsection 8.22 (Optional Termination Upon Repurchase or Liquidation of all Mortgage Loans) is hereby added to read as follows:

SECTION 8.22.  Optional Termination Upon Repurchase or Liquidation of all Mortgage Loans.  (a) Subject to Section 8.23, the obligations and responsibilities under this Agreement of Countrywide (other than the obligations of Countrywide to the Trustee or the Securities Administrator pursuant to Section 6.01 and of Countrywide to provide for and the Securities Administrator to make payments in respect of the Regular Interests (as defined in the Pooling Agreement) issued under the Pooling Agreement or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders (as defined in the Pooling Agreement) and the deposit of all amounts held by or on behalf of the Trust Fund or the Securities Administrator on behalf of the Trust Fund and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by Countrywide (at its option or, if Countrywide does not exercise the option, at the direction and on behalf of either, first, the majority Class C Certificateholders (as defined in the Pooling Agreement), as long as the majority Class C Certificateholders are not affiliated with the Purchaser and, second, the NIMS Insurer, if any) of all Mortgage Loans and each REO Property remaining in the Trust Fund, (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (iii) the Distribution Date in May 2039.  The purchase by Countrywide of all of the Mortgage Loans and each REO Property remaining in the Trust Fund shall be at a price (the “Termination Price”) equal to the greater of (A) the sum of (1) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus one month’s accrued interest thereon at the applicable Mortgage Rate, (2) with respect to any REO Property, the Fair Market Value (as defined in the Pooling Agreement) of any REO Property in the Trust Fund, plus one month’s accrued and unpaid interest thereon at the applicable Mortgage Rate, (3) any unreimbursed Monthly Advances, Servicing Advances, Servicing Fees and other amounts payable to Countrywide, the Securities Administrator, the Custodian and the Trustee and (4) any Swap Termination Payment (as defined in the Pooling Agreement) payable to the Swap Provider (as defined in the Pooling Agreement)then remaining unpaid or which is due because of the exercise of such option and (B) the Fair Market value of all of the property of the Trust Fund.

(b) Countrywide shall have the right, but not the obligation, to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that Countrywide may elect to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) above only if the Aggregate Collateral Balance (as defined in the Pooling Agreement) remaining in the Trust Fund at the time of such election is 10% or less of the Aggregate Collateral Balance  as of the Cut-off Date (as defined in the Pooling Agreement). If Countrywide fails to exercise such option on the first Distribution Date on which it is entitled to do so Countrywide may be directed to exercise the option, first, by the majority Class C Certificateholders, as long as the majority Class C Certificateholders are not affiliated with the Purchaser, or second, the NIMS Insurer, if any.  In such event, the majority Class C Certificateholders or the NIMS Insurer, if any, as applicable, shall remit the Termination Price to Countrywide, who shall remit such amount to the Securities Administrator, on the Business Day prior to the Distribution Date for such optional termination by the majority Class C Certificateholders or the NIMS Insurer, if any, as applicable.

(c) If Countrywide elects to exercise its option it will give the Securities Administrator and the Trustee written notice not earlier than the 14th day and not later than the 24th day of the month next preceding the month of the final distribution on the Certificates.  Notice of the liquidation of the Trust Fund shall be given promptly by the Securities Administrator by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by Countrywide, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment in respect of the Regular Interests issued hereby and the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Securities Administrator therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of any Regular Interests issued in the Pooling Agreement or the Certificates from and after the Interest Accrual Period relating to the final Distribution Date and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Securities Administrator.  The Securities Administrator shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders.  In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in the Trust Fund by Countrywide for its own account or on behalf of the majority Class C Certificateholders or the NIMS Insurer, if any, Countrywide shall deliver to the Securities Administrator for deposit in the Distribution Account not later than the Business Day preceding the final distribution on the Certificates an amount in immediately available funds equal to the above-described Termination Price for the Mortgage Loans purchased by Countrywide.  The Securities Administrator shall remit to Countrywide from such funds deposited in the Distribution Account (i) any amounts which Countrywide would be permitted to withdraw and retain from the Custodial Account pursuant to Section 4.05 and (ii) any other amounts otherwise payable by the Securities Administrator to Countrywide from amounts on deposit in the Distribution Account pursuant to the terms of the Agreement, in each case prior to making any final distributions pursuant to Section 10.01(d) of the Pooling Agreement.  Upon delivery of the Termination Price, the Securities Administrator shall promptly release or cause to be released to Countrywide, the Class C Certificateholders or the NIMS Insurer, if any, as applicable, the related Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

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A new Subsection 8.23 (Additional Optional Termination Requirements) is hereby added to read as follows:

SECTION 8.23.  Additional Optional Termination Requirements. (a) In the event that Countrywide on its own behalf or on behalf of the majority Class C Certificateholders or the NIMS Insurer, if any, purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund pursuant to Section 8.22, the Trust Fund shall be terminated in accordance with the following additional requirements:

(i)

Pursuant to the Pooling Agreement, the Securities Administrator shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return of each REMIC formed hereby pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel delivered to the Trustee and the Depositor and obtained at the expense of Countrywide, the Class C Certificateholders or the NIMS Insurer, if any, as applicable;

(ii)

During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Securities Administrator shall sell all of the assets of the Trust Fund to Countrywide for cash; and

(iii)

Pursuant to the Pooling Agreement, at the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Interests all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

(b)

Countrywide, the Class C Certificateholders or the NIMS Insurer, if any, as applicable, (if the Trust Fund is terminated pursuant to Section 8.22(a)(i)) or the Securities Administrator, as applicable, at the applicable party’s expense, shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each REMIC executed hereunder pursuant to this Section 8.23 and Section 9.02 of the Pooling Agreement.

8.

Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

9.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP., Assignor
By: /s/ Paul White Its: Vice President
J.P. MORGAN ACCEPTANCE CORPORATION I, Assignee
By: /s/ Paul White Its: Vice President
COUNTRYWIDE HOME LOANS SERVICING LP,
By: /s/ Leon Daniels, Jr. Its: Senior Vice President
COUNTRYWIDE HOME LOANS INC.,
By: /s/ Leon Daniels, Jr Its: Senior Vice President

ACKNOWLEDGED BY: JPMORGAN ACQUISITION TRUST 2006-CW1, BY: U.S. BANK NATIONAL ASSOCIATION, Not individually, but solely as Trustee
By: /s/ Melissa A. Rosal Its: Vice President
ACKNOWLEDGED BY: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not individually, but solely as Securities Administrator
By: /s/ Pei Huang Its: Assistant Vice President